Forward-Looking Statements
Forward-looking Statements
Certain of the statements made today and listed within the following presentation slides are forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed in this presentation. Such forward-looking statements are based on management’s current expectations and involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.
These forward-looking statements speak only as of the date this presentation was originally given. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.
Reconciliation to GAAP
To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally
Accepted Accounting Principles (GAAP). A detailed reconciliation of adjusted numbers to GAAP is posted in the Investor Relations section of our Web site at
http://ir.omnicare.com. Additionally, all amounts are presented on a continuing operations basis, unless otherwise stated.
Important Additional Information
On September 7, 2011, Philadelphia Acquisition Sub, Inc. ("Purchaser"), a wholly owned subsidiary of Omnicare, Inc. ("Omnicare"), commenced a tender offer to purchase all issued and outstanding shares of common stock, par value $0.01 per share (together with the associated preferred share purchase rights, the "Shares") of PharMerica Corporation
("PharMerica") at a price of $15.00 per Share, net to the seller in cash, without interest and subject to any required withholding of taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the "Offer").  The
Offer is scheduled to expire at 5:00 p.m., New York City time, on January 20, 2012, unless extended.  If the Offer is extended, Omnicare will issue a press release announcing the extension no later than 9:00 a.m., New York City time, on the next business day following the date the Offer was scheduled to expire.  The Offer is conditioned on, among other things, there being validly tendered and not withdrawn at least a majority of the total number of Shares outstanding on a fully diluted basis, the board of directors of PharMerica redeeming or invalidating its "poison pill" stockholder rights plan, receipt of regulatory approvals and other customary closing conditions as described in the Offer to Purchase. The
Offer is not subject to any financing contingencies.
This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. The Offer is being made pursuant to a tender offer statement on Schedule
TO (including the Offer to Purchase, Letter of Transmittal and other related tender offer materials) that was filed on September 7, 2011 by Omnicare and Purchaser with the SEC.
These materials, as they may be amended from time to time, contain important information, including the terms and conditions of the Offer, that should be read carefully before any decision is made with respect to the Offer.  Investors and security holders of PharMerica are able to obtain free copies of these documents and other documents filed with the SEC by Omnicare through the web site maintained by the SEC at http://www.sec.gov or by directing a request to the Corporate Secretary of Omnicare, Inc., 100 East RiverCenter
Boulevard, Suite 1600, Covington, Kentucky 41011.  Free copies of any such documents can also be obtained by directing a request to Omnicare's information agent, D.F. King &
Co., Inc., by phone at (212) 269-5550 or toll-free at (800) 769-7666 or by email at info@dfking.com.

John Figueroa
Chief Executive Officer

Management Presenters

John Workman
Jeff Stamps
Nitin Sahney
President and Chief Financial
Officer
Executive Vice President and
President LTC Operations
Executive Vice President and
President Specialty Care Group
John Figueroa
Chief Executive Officer

Today’s Objectives

Today’s Objectives
• Strategic overview
• Financial review
• Greater visibility
 – Long-Term Care
 – Specialty Care Group
• Additional metrics for greater transparency
• Future growth opportunities
• Question & Answer session

Creating Value

Cash Flow
Generation
Specialty Care
Group
Omnicare’s Fundamental Objective
Focused on Growth and Creating Value
Value
Creation

30-Year Evolution

Omnicare’s 30-Year Evolution
A Different Company Today

Omnicare today is a company that spans the healthcare continuum, providing services designed to improve outcomes at the lowest possible cost.
Acute Care
Facilities/Hospitals

Omnicare’s 30-Year Evolution
A Different Company Today

Omnicare today is a company that spans the healthcare continuum, providing services designed to improve outcomes at the lowest possible cost.
Skilled Nursing
Facilities
Patients
Other Institutional
Settings
Caregivers
Physicians
Nurses
Manufacturers

Omnicare’s 30-Year Evolution
Timeline of Events

1988
First investment in
Long Term Care
Omnicare sells CRO
business, announces
tender offer for
PharMerica
2005
Omnicare introduces
Geriatric Pharmaceutical
Care Guidelines®
1989
Omnicare sells
Hospital business
2010
Omnicare begins cultural
and strategic repositioning
2003
Omnicare named to the
FORTUNE 500®
2000
Implementation of PPS
requires Omnicare to
consolidate operations
1992
Omnicare sells Veratex
Group to focus on LTC
1981
Omnicare goes public
as Hospital Pharmacy
Management Business
2012-2015
Focus on LTC organic
growth and efficiency,
SCG growth

Omnicare’s 30-Year Evolution
Sizing Up the Business

More transparency into Specialty Care Group to be provided in 4Q11

Omnicare’s 30-Year Evolution
Our Employees are Foundational to Our Success
• Clinical expertise provides for differentiated offering
• Localized services require customer-focused teams
• Investments made to better align employee interests
• Launch of core values to continue cultural transformation
 – Excellence
 – Integrity
 – Service
 – Compassion

Industry Growth Dynamics

Demographic Trends
Aging Population Shaping US Healthcare System

Source: U.S. Census Bureau
Seniors generally have higher pharmaceutical utilization rates, and adherence to medication is essential to lowering overall healthcare costs

Pharmaceutical Market Dynamics
Continued Rise of Generics, Specialty Drugs

1. Source: IMS - Total US Pharma Prescriptions
Omnicare positioned well to capitalize on both
growing markets; generics and specialty.
Forecasted Pharmaceutical Developments(1) by Drug Type

Pharmaceutical Market Dynamics
Continued Rise in New Generic Introductions

2. Omnicare Source: Assumptions based on Omnicare data and OCR projected inflation rates
Omnicare’s speed to generic conversion benefits customers, and will be increasingly critical as new generics become available.

Pharmaceutical Market Dynamics
Typical Life Cycle of Nonexclusive Generic Drug

NOTE: Graph is for illustrative purposes only. Not representative of every generic drug, as each generic drug has unique characteristics.
Lowers sales but stronger gross
profit margin and dollars over time.

Transitioning to an Operations-Driven Company
Focus on Three Core Operating Objectives
• Establish
  consistent organic growth in our Long-Term Care Group
• Reposition
  Specialty Care Group for an elevated level of growth
• Create
  more standardization across the company

Transitioning to an Operations-Driven Company
Establishing Consistent Organic Growth in LTC
• Focus on customer retention
 – Revamp corporate culture, increase employee engagement
 – Align incentive programs with customer service to improve retention
 – Reshape the organization to bring it closer to the customer
 – Organization-wide focus on the customer
 – Objective is sustainable 95% customer retention rate
• Investments being made to accelerate sales results
 – Reorganization of sales force - improve coordination of selling process
 – Investments in sales tools, training programs
 – Deploy resources in attractive markets
 – Refine go-to-market message
 – Customer-facing technology enhancements

Omnicare is further along with efforts to improve service delivery, with sales and marketing investments now underway.

Transitioning to an Operations-Driven Company
Creating More Standardization
• Operating efficiencies
 – Benchmarking
 – Insourcing
 – Six Sigma-Focused Culture
• Technological improvements
 – ONE System
 – Automation
 – Customer-facing technology
 – Medication availability

Standardization opportunities expected
to be a longer-term growth driver

3Q11 YTD net organic bed loss is
49.5% lower than 3Q10 YTD
Transitioning to an Operations-Driven Company
Establishing Consistent Organic Growth in LTC

43.2% better
than 2010

Transitioning to an Operations-Driven Company
Repositioning Specialty Care Group for Elevated Growth

Transitioning to an Operations-Driven Company
Repositioning Specialty Care Group for Elevated Growth
Omnicare specialty care growth has been robust…and opportunities exist to further accelerate growth through:
•Continued improvements to the organizational structure
 – Investments made in manufacturer-focused sales organization
 – Platform-specific experts added to expand breadth of knowledge
•Expanding into other specialty-focused platforms
•Penetrating additional disease states in specialty pharmacy platform
 – Primary disease states currently multiple sclerosis and oncology
•Leveraging long-term care business to create new opportunities

Annual growth rate for Omnicare’s specialty care businesses exceeds 20%(1)
1. Based on third-quarter 2011 results

Acquisition Program
Opportunities to Leverage Infrastructure
• Omnicare’s scalable platform makes LTC acquisitions attractive
 – Leverage synergies through direct purchasing of generics
 – Utilize hub-and-spoke network and automation/technology platforms
 – Improvements in customer retention efforts lowers customer attrition risk
• Disciplined approach to acquisitions with early involvement of operators
• PharMerica offer
 – Believe PharMerica to be an excellent fit
 – Complementary business would enable combined company to benefit from enhanced scale, provide a broader array of service offerings
 – Consistent with the country’s ongoing efforts to lower healthcare costs

Disciplined approach to acquisitions requires at least 15% after-tax returns, with acquisitions compared to other capital allocation alternatives.

Cash Flow
Generation
Specialty Care
Group
Omnicare’s Fundamental Objective
Focused on Growth and Creating Value
Value
Creation

John L. Workman
President & Chief Financial Officer

Financial Overview

Operating Performance
Sequential Progression Five Quarter Trend(1) (in millions, except percentage data)

1. Excludes discontinued operations.

Financial Performance
Sequential Progression Five Quarter Trend(1)(2) (in $ millions, except per share data)

2. Excludes special items. A reconciliation of certain non-GAAP information is available on Omnicare’s Web site under ‘Supplemental Financial Information’ from the ‘Investors’ page.

Financial and Operational Highlights
Third Quarter 2011 Highlights
• Gross profit increased 2.9% sequentially to $346.1M on 0.7% decrease in sales
 – Gross margin sequentially higher by 79 bps to 22.4%, reflecting higher generic dispensing rates
• Cash flows from continuing operations of $167.1M increased 22.1% sequentially and 43.7% over 3Q10
• Adjusted EBITDA(1) increased 7.5% sequentially to $157.2 million
• Adjusted EPS(1) of $0.54 as compared to 2Q11 of $0.50 and 3Q10 of $0.53
• Scripts flat versus 3Q10; 0.7% lower than 2Q11
 – Utilization weaker, consistent with industry
 – Generic dispensing rate increased 60 basis points sequentially
• Qtr. ending number of beds/patient assistance program (PAP) patients up 2,000 sequentially
 – Beds 10,000 higher; PAP patients down 8,000
 – Net organic bed loss of 8,000 decreased 27.3% from 2Q11 organic net bed loss of
 11,000, and decreased 46.7% from 3Q10 organic net bed loss of 15,000
• $54.6 million returned to shareholders through share repurchases and dividends

1. Excludes special items. A reconciliation of non-GAAP information has been attached to our earnings press release of October 25, 2011 and is also available on our Web site under
 ‘Supplemental Financial Information’ from the ‘Investors’ page.

Focus on Cash Flow
Year-to-Date 2011 Performance

1. Excludes discontinued operations.
3Q11 YTD cash flow from continuing
operations 66.4% higher than 3Q10 YTD

Focus on Cash Flow
High Quality of Earnings

A significant amount of Omnicare’s
earnings is converted into cash flow
1. Free cash flow = cash flow from continuing operations less capital expenditures and dividends paid. Free cash flow does not fully reflect the ability to freely deploy cash as it does not reflect required payments on indebtedness and other obligations. A reconciliation of free cash flow to net cash flows from operating activities is available on Omnicare’s website under ‘Supplemental Financial Information’ from the ‘Investors’ page.

Focus on Cash Flow
Cash Flow Drives Substantial Value
• Highly compelling financial attribute is cash flow generation capability
 – High quality of earnings
 – Creates flexibility for capital allocation initiatives
• Substantial value exists below the EBITDA line
 – Significant amount of ongoing intangible asset amortization
 – Lower cash tax rate vs. effective tax rate
 – Capital expenditure requirements relatively modest
36
1. As of the close of trading on 12/2/2011. Free cash flow = cash flow from continuing operations less capital expenditures and dividends paid. Free cash flow does not fully reflect the ability to freely deploy cash as it does not reflect required payments on indebtedness and other obligations. A reconciliation of free cash flow to net cash flows from operating activities is available on Omnicare’s website under
 ‘Supplemental Financial Information’ from the ‘Investors’ page.
14% free cash flow yield based on current
 market capitalization(1)

Focus on Cash Flow
Substantial Long Term Value Exists Below the EBITDA Line

These items carry a weighted average life of over 9 years if the company were to make no additional acquisitions

Focus on Cash Flow
Moving to Cash-Based EPS Reporting

Beginning in 2012, Omnicare will report adjusted earnings
excluding intangible asset amortization
While adding back:
Goodwill amortization tax deduction, and
Contingent convertible debenture interest tax deduction

Focus on Cash Flow
Reasons Behind Moving to Cash-Based EPS Reporting
• Increased transparency
 – Clarifies some of the drivers behind Omnicare’s strong cash flows
 – Narrows the gap between Omnicare’s adjusted earnings and cash flows
• Sustainable benefit over the long-term
 – Weighted average life of the existing benefits extend approximately 9 years
 – Additional acquisitions generally continue to extend these benefits further
• Consistent with management’s view of the business

Financial Performance
Focus on Cash Flow - Pro Forma Results (in $ millions, except per share data)
40
		3Q11 YTD

(4)	Contingent Convertible Debenture Interest - after tax	2,125
(6)	Total Additional Special Items - after tax	$ 58,192
(7)	Diluted Adjusted EPS(2)	$ 1.55
(8)	Cash EPS Adjustments	$ 0.51
(9)	Diluted Adjusted Cash EPS(2)	$ 2.06
(10)	Effective Tax Rate	37.5%
(11)	Dil. Avg. Shares Outstanding	114,930
The after-tax benefit in 3Q11 YTD was
$58.2 million or $0.51 per diluted share
1. Excludes special items. A reconciliation of certain non-GAAP information has been attached to our earnings press release of October 25, 2011 and is available on Omnicare’s Web site under ‘Supplemental
 Financial Information’ from the ‘Investors’ page
2. Excludes discontinued operations

Capital Allocation
Putting the Robust Cash Flows to Work

Capital Allocation
Putting the Robust Cash Flows to Work(1)(2)

1. Excluding potential acquisition of PharMerica
2. Cumulative % Returned = (Dividends Paid + Share Repurchases) / 12/31/10 Market Capitalization of $2,961.0 million
Third quarter year-to-date capital returned to shareholders increased 44.5% over 2010

1. Assumes convertible debentures due 2035 are put to the company in 2015 with related tax recapture included and debt amounts shown are exclusive of unamortized debt discount.
Capital Structure

Goal is to spread out maturities to limit refinancing risk

Financial Performance
Longer-Term Targets(1)
Target
• Adjusted Diluted EPS	Double digit three-year CAGR for the year ending 2013
• Cash Flow from Operations	$400 - $500 million annually
• Capital Returned to Shareholders	Approximately 25% per year (2)
• Capital Structure	Focus on continued debt reduction, management of maturity schedules
44
1. Not intended to represent expectations for any given year.
2. Board approval required for share repurchases and/or dividends. The number could vary by year based on available acquisitions and capital expenditure plans.
We believe investments made in 2011 are consistent with the targets

Financial Performance
Forward-Looking Major Drivers(1)
Major Drivers	2012	2013	2014
• Brand-to-generic	Positive	Neutral	Neutral
• Organic Growth - Long-Term Care	Neutral	Positive	Positive
• Reimbursement	Negative	Negative	Negative
• Specialty Care(2)	Positive	Positive	Positive
• ONE System	Neutral	Positive	Positive
• Standardization Initiatives	Neutral	Positive	Positive
• Automation	Neutral	Positive	Positive
• Omnicare-at-home	Neutral	Positive	Positive
45
1. Information on this slide is not intended to represent the company’s financial guidance for 2012, 2013 or 2014
2. Includes an assumption for acquisitions
Omnicare continues to invest in elements to drive future growth

ONE System

Efficiency-Driving Infrastructure Enhancement
• Implementing plans to modernize our Pharmacy and Billing System
 – Currently utilizing multiple dispensing systems running technology that is not state of the art
 – Not fully integrated with LTC product lines and financial systems
 – Specialty Care Group systems not integrated
• Oracle solution will update pharmacy systems with an integrated
 ERP solution across all business units
 – A combination of commercial software and custom development will be required to improve technology platforms
• Projected timeline to develop and fully implement is 48 months
 (started
 in 2Q11) but some benefits start in late 2012

ONE System expected to be significant driver of efficiency improvements

Anticipated Operational Benefits
• Improved customer service through customer-facing technology
 – Integration from the facility to the pharmacy
• Improved technology foundation
 – Pharmacy automation
 – On-site facility automation
 – Communication with payors
• Improved compliance performance
• Improved data accuracy and timeliness
 – Across multiple lines of business
• Better foundation for growth and conversion of future acquisitions
 – Easily scalable
 – Fewer customer disruptions
• Improved company reporting

Implementation Releases and Schedules

Anticipated Financial Benefits and Return on Investment
• Cost Benefits
 – No longer supporting 2 disparate systems
 – Fewer resources (headcount) in collections, dispute resolution
 – Executive information needs “main streamed”
• Integrated with CPOE efforts to create efficiencies for lost revenue and requiring fewer people in order entry
• Improved processing of rejected claims and more efficient claims processing
 – Lower bad debt expense and days sales outstanding (DSOs)
• ONE system expected to increase capital expenditures by $15M -
 $20M each of the next few years (beginning in 2011)
• Significant returns on investment expected to begin in 2013

Jeff Stamps
Executive Vice President and
President LTC Operations

LTC Pharmacy

By the Numbers

Long-Term Care Pharmacy
By the Numbers

Long-Term Care Pharmacy
By the Numbers
Our customer base is very fragmented with our largest facility customer representing only 2.6% of Long-Term Care revenue

1. Based on 3Q11 YTD results

Operating Model

Long-Term Care Pharmacy
Typical Prescription Dispensing Cycle

The Omnicare Advantage

Omnicare’s Offering Revolves Around Value Creation
COST Management Equates to Customer Success
• eRefill
• Managed care
 exclusions
• Discharge to
 home
• Returns
• Split billing
• Infusion
• Survey
 preparedness
• Customer
 defined
• Omniview
 admissions
 review
• Omniview
 paperless
 invoice
• Omniview
 management
 reports
• Electronic
 Medication
 Administration
 Record (eMAR)
• Census feed
• Industry standard
 Geriatric
 Pharmaceutical
 Guidelines®
• Facility formulary
 initiatives
• Pharmacy
 clinical edits
• Generics first
• Utilization
 solutions
• Consultant
 recommendation
 s

Omnicare’s Clinical Organization
Robust Infrastructure in Place to Improve Patient Outcomes

Clinical Processes & Programs
Clinical Tools Designed to Create Value for Customers

Clinical Program Content and Design
• Geriatric Pharmaceutical Care Guidelines®
 – Clinical ratings determined by Philadelphia College of Pharmacy
 – Endorsed by American Geriatrics Society
• Health management programs are evidenced-based
 – Chief Clinical Officer
• Established policies and procedures for therapeutic
 interchange programs
Omnicare’s clinical programs generate average annual
cost savings of 5%-15% for our customers(1)

1. Varies by customer, based on Omnicare internal data

Generic Drug Efficiencies
Speed-to-Generic Conversion Drives Value

Omnicare’s customers have realized over $200 million in
savings from generics launched for the trailing four quarters
1. Source: Omnicare and IMS data for Aricept, Levaquin, Xalatan, Zyprexa and Zyprexa Zydis

Operationally Driven Services

Pharmacy quality assurance audit
Service charges adhere with contract terms
Contract non-covered rules are followed
RxClaim Adherence
Non-covered charge control
Credit memo
Electronic invoicing and timeliness of bills to customer
Medical records review
New transition / start up support
Educational in-service
Participation in ‘mock survey’ process upon request
Focused area visits

Operationally Driven Services
Co-Marketing Opportunities
Programs Designed to Assist with Census Development
Marketing Brochures
Infusion Program
Discharge Programs
Health Fairs
Medical Screenings
Omnicare-at-Home

Specialty Programs
• Infusion
• Survey preparedness
• Customer defined
• Leveraging Specialty Care Group assets

Improving the quality of services
provided to enhance patient care

Pharmacy Automation Video

Technology Strategy
Deployment of Automation and Customer-Facing Technology
• Develop and implement new technology for Pharmacy and
 In-Facility solutions that provides the following benefits:
 – Highest accuracy and quality with a validate-able process
 – A streamlined process to improve service
 – Reduced operational costs
 – Improved customer retention

Omnicare’s technological capabilities create efficiencies
including lower costs for both Omnicare and its customers

Technology Tools
Leading Technology Initiatives

A proprietary robotic dispensing process for card and box products
18 ALV systems are currently in operation with plan to add systems in 2012
Combines the pick, label print & apply, verification and sorting steps into one function
Currently in pilot with roll-out commencing in mid-2012
Most efficient pouch dispensing technology leveraging Hub and Spoke model for ALF
Pilot to begin in early 2012 with roll-out commencing by year-end
In-facility solution that improves: “Lack of Medication” events; Security and access control; Management of controlled substances; Administration
Currently in pilot with multi-year roll-out commencing in mid-2012
OmniviewTM, OmniviewDr, MyOmniview

Technology Tools
Leading Technology Initiatives
• As we expand our current base of validate-able technology with additional ALV units and planned ULV units, the percentage of scripts automated is expected to increase dramatically

Technology initiatives expected to be a driver of cost savings, retention and growth opportunities in late 2012 and beyond.

Classic Omniview
Omniview™
Omnicare’s secure web-based worksite for
customer facilities, prescribers and patients
OmniviewDr
MyOmniview

Customer-Facing Technologies
Classic Omniview™

Billing, Claims Management, Census
Drug Info, Geriatric Pharmaceutical Care Guidelines®,
P&Ps, Medicare Part D
Drug Spend, Utilization, Formulary
Consultant Pharmacist Reviews, Health Management,
IV Therapy Protocols
Barcode scan processing refills, Returns (where permissible),
Drug destruction (where permissible)

Customer-Facing Technologies
Omniview™ Usage Increasing Among Customer Base

Customer-Facing Technologies
OmniviewDr
Profile
Allows you to update information related to your profile.
Medication Regimen Review
Allows you to review and respond to patient-specific comments posted by the Omnicare consultant pharmacist
Health Record
Allows you or your staff to view your SNF, ALF and ILF patients’ health records as prepared by Omnicare and allows prescribers to perform
e-prescribing (Add, Change, and Discontinue Medication Orders).
Prescription Order Center
Allows you or your staff to approve refill requests for ALF and ILF patients.
Admissions Review
Allows you or your staff to request an estimated price quote for a specific drug.
Reference Library
Allows you or your staff to view the document library for reference on a number of topics.
Media Center
Allows you or your staff to pick up messages related to your activity on OmniviewDr.

OmniviewTM Video

Customer-Facing Technologies Enhance Connectivity
MyOmniview

Establish Consistent Organic Growth

Establish Consistent Organic Growth
Focus on Customer Retention
• Initiatives designed to improve the customer experience
 – Revamp corporate culture, increase employee engagement
 – Align incentive programs with customer service to improve retention
 – Reshape the organization to bring it closer to the customer
 – Organization-wide focus on the customer
 – Objective is to achieve a 95% customer retention rate
 – Constant touch, communication and feedback programs

Establish Consistent Organic Growth
Focus on Customer Retention

Customer response to service enhancement
initiatives has been favorable.

Establish Consistent Organic Growth
Sales and Marketing Developments
• Initiatives designed to accelerate sales results
 – Revamped commission programs
 – Reorganization of sales force - improve coordination of selling process
 – Size of sales force doubled since the start of 2011
 – Investments in sales tools, training programs
 – Expanded technology offerings
 – Convey the Omnicare value story

3Q11 YTD net organic bed loss is
49.5% lower than 3Q10 YTD
Establish Consistent Organic Growth
Sales and Service Initiatives Gaining Traction in 2011

43.2% better
than 2010

Establish Consistent Organic Growth
Growth Opportunities Beyond Skilled Nursing Facilities(1)

1. Based on market analyses performed by the company

Using the Omnicare Advantage to Drive Growth
Value
Creation
Through The Omnicare Advantage,
we believe we will establish consistent organic
growth in Long-Term Care Pharmacy.

Nitin Sahney
Executive Vice President and
President Specialty Care Group

Specialty Care Group

By the Numbers

Specialty Care Group
By the Numbers

Solution Driven
Manufacturer
Centric
Using the Omnicare Advantage to Create Value
Value
Creation

Specialty Market

What is Specialty?
• Specialty product
 characteristics
 – Annual cost of therapy ($25,000
 to $150,000 per year)
 – Patient population (ranging from
 hundreds to 250,000)
 – Route of administration
 (frequently injected or infused)
 – Chronic disease states
 – All branded products, typically
 injectable
• Rapidly growing market sector
 – 22% market share increase
 from 2008 to 2010(1)
 – 15.4% growth rate in 2010 (2)

Specialty Therapeutic Categories
• Rheumatoid Arthritis
 – Enbrel
 – Humira
• Multiple Sclerosis
 – Avonex
 – Copaxone
 – Betaseron
• Onocology
 – Revlimid
 – Gleevec
• Growth Hormones
 – Norditripin
 – Nutropin

1. Medco data

Framing the Specialty Market

1. Source: EvaluatePharma; World Preview 2016
Specialty drug market growing four times as fast as the traditional drug market with annual growth rates ranging from 15-20%
Pharmaceutical Market Share(1) by Drug
Type

Small Patient
Populations
Complex Supply
Chain
Clinical Support
Insurance
Cost
Regulatory
Monitoring
Framing the Specialty Market
Specialty Products Face Unique
Challenges

Omnicare’s Specialty Opportunity

Seizing the Opportunity

Value Creation through Unique Solutions

Undifferentiated
Differentiated
Commoditized
Premium
Patient
Co-Pay
Services
Specialty
Pharmacy
Support
HUB Services

Our Solutions Create Value
The SCG Support Products from Phase III through
Commercialization
The Physicians
Smooth Initiation of therapy
Build brand loyalty
Reduce staff time
The Manufacturer
Retain and increase market share
Deliver brand promise
Differentiation from competition
The Patient
Remove barriers to access
Increased speed to therapy
Focus on health

End of Life
Care
Operational Platforms
104
Brand
Support
Services
Third
Party
Logistics
PAP &
Consigned
Pharmacy
Manufacturer
Fee for Service Model
Manufacturer owns the product
Specialty
Pharmacy
Third Party
Payers
Buy/Sell
Model
Hospices
Per Diem
Model
SCG owns the product
Customer
Revenue
Product

Proven Success

A Case Study
Consolidation of Services
Growth Hormone
• Seven (7) products in the market
 before our launch
• Brand differentiation created
 through:
 – Product’s injection device
 – Manufacturer’s patient/physician
 support center

A Case Study
Consolidation of Services
• Client’s product was trailing in
 market share
• Support services were disjointed
 and offered through separate
 organizations

A Case Study
Consolidation of Services
• Consolidation of services into a
 single organization - control of
 messaging
• Partner with company solely
 focused on the success of the
 program/product

A Case Study
Consolidation of Services
• Contributes to successful product
 launch
• Support program was rated number
 one in blinded study in 2010 by 26%
 over competitive programs
• Improved adherence and patient care

Service
business
is not
focus.
Omnicare Specialty Care Group
ACS		Brand Support			SP Rx Fulfillment
excelleRx					Hospice
PBM Plus		Brand Support
RxCrossroads		Brand Support	Third Party Logistics	PAP/Consigned Rx
Service Providers
Covance	Public	Brand Support
Parexel	Public	Brand Support
Amerisource Bergen (ICS, Lash, Theracom)	Public	Brand Support	Third Party Logistics
Cardinal Health	Public	Brand Support	Third Party Logistics
DDN Logistics	Private		Third Party Logistics
UPS Logistics	Public		Third Party Logistics
ExpressScripts, Curascript , Healthbridge	Public	Brand Support			SP Rx Fulfillment
McKesson	Public	Brand Support			SP Rx Fulfillment
Product Dispensing
Axium Healthcare	Private				SP Rx Fulfillment
Biologics	Private				SP Rx Fulfillment
BioScrip	Public				SP Rx Fulfillment
CVS/Caremark	Public				SP Rx Fulfillment
Diplomat	Private				SP Rx Fulfillment
Medco/Accredo	Public				SP Rx Fulfillment
The Competitive Landscape
SCG Has Most Competitive Offering

Repositioning for Elevated Growth

The First Year
Laying the Foundation for Growth
11/1
Group Formed
EVP/President
Hired
11/8
SVP - Operations
SCG
11/1/2011-1/28/11
Evaluation of Existing
SP Operations
Nov
2010
Dec
2010
Jan
2011
Feb
2011
Mar
2011
Apr
2011
May
2011
Jun
2011
Jul
2011
Aug
2011
Sept
2011
Oct
2011
Nov
2011
2/5/11
VP Finance
for ACS
2/17/11
Relocation
of ACS
3/1/11
SVP/GM
of ACS
4/19/11
Open New
Logistics
Center
5/5/2011
Relocate
Plasma
Logistics
Operations
6/1/11
VP Business
Development
6/6-6/30/11
Sales Strategy
Development
7/13-9/22/11
Sales Team
Deployment
9/16/11
VP of
Operations
for Group
10/1/2011
Consolidation
of Satellite
Pharmacy
11/1/11
VP,Access
Solutions
for Group
11/15/11
Open New
Brand Support
Service Center

The First Year
• Supporting manufacturers
 – Managed over $1B in commercial inventory annually
 • 99.97% inventory accuracy
 – Shipped over 19 million units in the past year
 • 99.97% shipment accuracy
 – Stored and managed over 1 million liters of plasma on a weekly basis
 • Market leader in plasma supply chain
• Supporting patients
 – Solved 3,000 reimbursement challenges weekly
 – Supported 350,000 active patients with specialty needs in the past year
 • Answered over 4.8 million calls
 • Fulfilled over 6 million prescriptions
 • Serviced 2 million hospice patients
• Planning for growth
 – Additional Pharma grade logistics center in Louisville (100,000 sq. ft.)
 – New Plasma logistics center in Erlanger, KY (25,000 sq. ft.)
 – Expansion of Brand Support service center footprint in Louisville, KY
 – Increase of over 100 new FTEs in Brand Support Services

The First Year
Group poised for solid organic
growth
•Industry experiencing top-line
growth of 15%-20%
•Focus on client retention
 – No manufacturer client losses
 in the past year
 – Achieved organic growth with
 current partners
•Winning new business
 – Awarded and transitioned
 business from direct
 competitors in the past 2
 quarters
 – Won business from new
 customer leveraging assets
 of group

The First Year

The First Year

Implementing program leveraging
multiple platforms of the group
Used to support 2011 growth from
transition of business from competitors
Currently at 25%
capacity for
growth
Industry expertise
for solution
development

The First Year
Financial Accomplishments Since Reorganization

1. Pro-Forma, subject to change
2. Excludes any corporate allocation, therefore not reflective of pure stand-alone business

SCG Revenue
YTD 9/30/11

Payor Mix
Revenue by Service

Looking Ahead

Looking Ahead
• Leverage expertise for organic
 growth in key therapeutic
 categories
 – Oncology
 – Auto-Immune
 – Infectious Disease
 – Endocrinology
 – Blood Disorders
• Integrated solutions create growth
 across platforms
 – Brand support
 • HUB programs
 • Reimbursement
 • Co-pay assistance
 – Third party logistics
 – PAP & consigned pharmacy

Solution Driven
Manufacturer
Centric
Using the Omnicare Advantage to Create Value
Value
Creation

John Figueroa
Chief Executive Officer

Looking Ahead

New Disclosures for Greater Transparency

1. Initial guidance for 2012 will be presented both ways.

Compelling Avenues for Growth

Efficient Capital Deployment to Augment Growth
Initiatives

Robust cash flow generation is expected
to be redeployed toward growth drivers

Goal to Generate Consistent Double-Digit Adjusted EPS
Growth

1. Not intended to represent expectations for any given year.

PharMerica Offer
• PharMerica offer
 – Believe PharMerica to be an excellent fit
 – Complementary business would enable combined company to benefit from enhanced scale, provide a broader array of service offerings
 – Consistent with the country’s ongoing efforts to lower healthcare costs
 – The time for combining Omnicare and PharMerica is now
• Status update

Efficiency
Improvements
Greater
Adherence
Patient Assistance
Programs
Efficiency
Improvements
Technological
Investments
Efficiency
Improvements
Third Party
Logistics
Lower Drug
Costs
Disease
Management
Greater
Adherence
Brand
Support
Omnicare’s Efforts to Solve the Healthcare Cost
Dilemma
Where Omnicare benefits, so do its customers, payors and patients…
Efficiency
Improvements
Omniview
Lower Drug
Costs
Generic
Drugs
Lower Drug
Costs
Clinical
Programs
Reduced Medical
Errors
Automation
Initiatives
Greater
Adherence
Omnicare at
Home
Greater
Adherence
Focused on improving quality of patient care at the lowest possible cost

Cash Flow
Generation
Specialty Care
Group
Omnicare’s Fundamental Objective
Focused on Growth and Creating Value
Value
Creation

Senior Management

Management Team

Rocky Kraft
SVP, Finance
Bob Dries
SVP, Operations Finance Group
Beth Kinerk
SVP, Sales and Customer Development
Tracy Finn
EVP, Strategic Planning and Development
Aly Kayne
SVP, General Counsel
Gary Erwin
SVP, Professional Services
Tim Hopkins
SVP, Trade Relations
Tim Canning
SVP, Marketing
Dan Maloney
SVP, Purchasing
Patrick Lee
VP, Investor Relations
EVP, Human Resources
Priscilla Stewart-Jones
Randy Carpenter
SVP, Chief Information Officer
Mike Szesko
VP, Automation